EXHIBIT 10.30

ASSIGNMENT AGREEMENT

This Assignment Agreement (“Agreement”) is made and entered into as of this 16th day of October, 2000, by and between MEDICAL PRODUCTS DEVELOPMENT, INC. (“MPDI”), having its principal place of business at 915 San Antonio Creek Road, Santa Barbara, California 93111, INAMED CORPORATION (“INAMET”), having its principal place of business at 5540 Ekwill Street, Santa Barbara, California 93111, and McGHAN MEDICAL CORPORATION (“MMC”), having its principal place of business at 700 Ward Drive, Santa Barbara, California 93111.

WHEREAS, MPDI believes it is the owner of all rights, title and interest in and to U.S. Patent Nos. B1 4,889,744, B1 5,007,929 and 5,674,285, a related reissue application and certain foreign counterpart patents, and

WHEREAS, there is currently pending between MPDI and McGhan an action in the United States District Court for the Central District of California, captioned Medical Products Development, Inc. v. McGhan Medical Corporation, CV-99-00053 JSL (CWx), and

WHEREAS, the parties hereto wish to make certain patent and patent rights assignments as specifically described herein, and to resolve the above mentioned action.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, MPDI, INAMED and MMC agree as follows:

1.0          DEFINITIONS

1.1          “Affiliates” shall mean any entity, at least fifty-one percent (51%) of which is owned or controlled by a party to this Agreement.

1.2          “Agreement” shall mean this Assignment Agreement.

1.3          “Civil Action” shall mean the lawsuit currently pending between MPDI and MMC in the United States District Court for the Central District of California captioned Medical Products Development, Inc. v. McGhan Medical Corporation, CV-99-00053 JSL (CWx).

1.4          “Effective Date” shall mean October 16, 2000.

Portions of the exhibit marked by [***] have been redacted

2.0          ASSIGNMENTS

2.1          MPDI agrees to assign to INAMED all its rights, title and interest in U.S. Patent Nos. B1 4,889,744, B1 5,007,929 and 5,674,285, Australian Patent No. 617,667 and Canadian Patent No. 1,322,441, and all divisions and continuations of said applications, as well as all patents which may be granted thereon, and all reissues, reexaminations and extensions thereof including Reissue Application No. 09/413,887, all priority rights available under all available international agreements, treaties and conventions for the protection of intellectual property, and any and all of MPDI’s rights, claims and causes of action for damages or royalties for any past, present and future infringements of thus patents, by the execution before a notary public and delivery to INAMED of the assignment attached hereto as Exhibit “A”.

2.2          MPDI represents that is it the owner or United States Patent Nos. B1 4,889,744, B1 5,007,929 and 5,674,285, and said foreign counterparts and reissue application, and has the right to make the assignments described in sub-section 2.1 above.

2.3          MPDI agrees that it and its officers Peter LeVay and Joel Quaid will provide reasonable cooperation to INAMED in any future proceedings to secure or enforce the patent rights assigned in Section 2.1 above, including, but not limited to executing declarations and confirmatory assignments and testifying by deposition or at trial, if necessary. INAMED agrees to reimburse MPDI for its reasonable out-of-pocket costs in providing such cooperation.

3.0          PAYMENTS TO MPDI

3.1          INAMED and MMC agree to pay to MPDI, on or before October 16, 2000, the sum of [***] Dollars [***].

3.2          In addition to the payment required in subsection 3.1, above, INAMED and MMC agree to execute and deliver to MPDI, on or before October 16, 2000, three promissory notes in the respective principal amounts of (a) [***] Dollars [***], (b) [***] Dollars [***], and (c) [***] Dollars [***] in the forms of substances attached hereto as Exhibits “B”, “C”, and “D”.

3.3          INAMED and MMC agree that if they fail to timely make to MPDI or its assignees any of the payments required by subsection 3.1, above, or required by any of the promissory notes described in subsection 3.2, above, and that if such failure is not cured within 15 days of the date such payment was due, that all payments due to MPDI pursuant to this Agreement and said promissory notes will be accelerated to become immediately due and payable in full, less any payments previously made pursuant to this Agreement by INAMED to MPDI or its assignee(s).

4.0          DISMISSAL OF PENDING LITIGATION

4.1          MPDI and MMC agree to dismiss, without prejudice, the pending Civil Action by the execution and lodging with the District Court or a Stipulation of Dismissal Without Prejudice and Order Thereon in the form and substance attached hereto as Exhibit “E”. Notwithstanding said dismissal, the parties to this Agreement agree that the United States District Court in which the Civil Action was pending retains jurisdiction to enforce this Agreement and the rights created thereunder.

5.0          RELEASES

5.1          Except for the rights and obligations created by and pursuant to this Agreement, MPDI agrees to forever release and discharge INAMED, MMC and their Affiliates, and each of their assigns, officers, directors, managers, administrators, agents, employees, representatives, attorneys, parents, stockholders and all persons acting by, under, through or in concert with any such entity or person from any and all claims, demands, actions, causes of action and charges of any nature, whether known or unknown, suspected or unsuspected, fixed or contingent, whether filed or prosecuted, which MPDI now has, claims to have, or at any time heretofore had, or claimed to have had, against INAMED and/or MMC before the Effective Date of this Agreement.

5.2          Except for the rights and obligations created by and pursuant to this Agreement, INAMED and MMC agree to forever release and discharge MPDI and each of its assigns, officers, directors, managers, administrators, agents, employees, representatives, attorneys, parents, stockholders and all persons acting by, under, through or in concert with any such entity or person from any and all claims, demands, actions, causes of action and charges of any nature, whether known or unknown, suspected or unsuspected, fixed or contingent, whether filed or prosecuted, which INAMED or MMC now have, claim to have, or at any time heretofore had, or claimed to have had, against MPDI before the Effective Date of this Agreement.

5.3          MPDI, INAMED and MMC agree to intend that the releases referenced in this Agreement shall include the claims described above which MPDI may have had against INAMED and/or MMC and which INAMED and/or MMC may have had against MPDI and that all parties hereto waive and relinquish the provisions, rights, and benefits of Section 1542 of the California Civil Code, and that any other statutory or decisional authorities to the same effect are expressly waived. Section 1542 of the Civil Code reads as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

5.4          In waiving the provisions of Section 1542 of Civil Code, MPDI, INAMED and MMC acknowledge that they may hereafter discover facts in addition to or different from those which they now believe to be true with respect to the subject matter of the disputes and other matters hereby released, but agree that they have taken that possibility into account in reaching this Agreement, and that the limited releases herein given shall be and remain in effect as limited releases notwithstanding the discovery or existence of any such additional or different facts, as to which the risk is expressly waived.

6.0          FEES AND COSTS

6.1          MPDI, INAMED and MMC agree that each party will bear its own costs and attorneys’ fees in connection with all past disputes resolved by this Agreement.

6.2          MPDI, INAMED and MMC further agree that in the event that any dispute arises under this Agreement, the prevailing party in any legal action filed concerning this Agreement will be entitled to recover attorneys’ fees and costs.

7.0          COMPLETE AGREEMENT

7.1          MPDI, INAMED, and MMC agree that this Agreement constitutes the complete and final Agreement between the parties and supersedes all previous negotiations, communications, and/or express or implied agreements between the parties, including but not limited to the Exclusive License Agreement made as of the 17th day of December, 1986. No modification of the Agreement shall be valid unless in writing and signed by the party against whom the modification is sough to be enforced.

8.0          COUNTERPARTS

8.1          MPDI, INAMED and MMC agree that this Agreement may be executed in one or more counterparts, which may be signed and exchanged by the parties by telecopier, each of which shall be deemed an original, all which together shall constitute one in the same instrument.

9.0          LEGALITY

9.1          MPDI, INAMED and MMC agree that if any provision of this Agreement is deemed to be illegal, invalid or unenforceable for any reason, it shall not effect the legality, validity or enforceability of any other provision contained herein.

10.0        WAIVER

10.1        MPDI, INAMED, and MMC agree that any waiver of any breach of this Agreement shall not constitute a waiver of any subsequent breach.

11.0        CONFIDENTIALITY

11.1        MPDI, INAMED and MMC agree to keep the terms and conditions of this Agreement confidential, except for such disclosures required to governmental entities and for legal proceedings

12.0        WARRANTY

12.1        The person signing below on behalf of each party hereby warrants that they are the authorized representative of the party for whom they are signing and have full authority to enter into this Agreement and unconditionally bind the party to all terms and conditions stated herein.

13.0        ASSIGNMENT

13.1        INAMED and MMC agree that all of MPDI’s rights and obligations under this Agreement may be assigned to, and assumed by Peter LeVay and Joel Quaid.

14.0        ADDRESSES FOR NOTIFICATION AND PAYMENT

14.1        All payments in connection with this Agreement shall be made by certified checks payable to the order of Medical Products Development, Inc. sent by overnight delivery service to the address set forth below:

Peter LeVay

Medical Products Development, Inc.

915 San Antonio Creek Road

Santa Barbara, CA 93111

14.2        All notices in connection with this Agreement should be sent by overnight delivery service to the addresses set forth below:

For MPDI:

Peter LeVay

Medical Products Development, Inc.

915 San Antonio Creek Road

Santa Barbara, CA 93111

For INAMED and MMC:

General Counsel

Inamed Corporation

11 Penn Plaza, Suite 946

New York, New York 10001

Courtesy Copy To:

Christopher Chalsen, Esq.

Milbank, Tweed, Hadley & McCloy LLP

1 Chase Manhattan Plaza

New York, NY 10005

IN WITNESS WHEREOF, the parties represent that they have read and understand the terms of this Agreement and had the opportunity to consult with their respective counsel regarding this Agreement, and hereby give their consent without reservation to the terms contained herein.

Medical Products Development, Inc.

By:	/s/ Joel Quaid
Joel Quaid, its President

Inamed Corporation

By:
Ilan K. Reich, its President and Co-Chief Executive Officer

McGhan Medical Corporation

By:
Ilan K. Reich, its Vice President

For INAMED and MMC:

General Counsel

Inamed Corporation

11 Penn Plaza, Suite 946

New York, New York 10001

Courtesy Copy To:

Christopher Chalsen, Esq.

Milbank, Tweed, Hadley & McCloy LLP

1 Chase Manhattan Plaza

New York, NY 10005

IN WITNESS WHEREOF, the parties represent that they have read and understand the terms of this Agreement and had the opportunity to consult with their respective counsel regarding this Agreement, and hereby give their consent without reservation to the terms contained herein.

Medical Products Development, Inc.

By:
Joel Quaid, its President

Inamed Corporation

By:	/s/ Ilan K. Reich
Ilan K. Reich, its President and Co-Chief Executive Officer

McGhan Medical Corporation

By:	/s/ Ilan K. Reich
Ilan K. Reich, its Vice President

ASSIGNMENT

WHEREAS, MEDICAL PRODUCTS DEVELOPMENT, INC., a California Corporation, having a place of business at 915 San Antonio Creek Road, Santa Barbara, California 93111 (“ASSIGNOR” herein), owns the following patent reissue application and patents:

Inventor	U.S. Reissue Application No.	Filing Date	Title
Joel Quaid	09/413,887	10/06/99	Mammary Implant Having Shell With Unitary Rough-Textured Outer Layer

Inventor	Patent No.	Issue Date	Title
Joel Quaid	B1 4,889,744	03/09/93	Method For Making Open-Cell Silicone— Elastomer Medical Implant

Joel Quaid	B1 5,007,929	07/09/93	Open-Cell Silicone Elastomer Medical Implant

Joel Quaid	5,674,285 [subject to reissue application 09/413,887]	12/12/95	Mammary Implant Having Shell With Unitary Rough-Textured Outer Layer

Inventor	Foreign Patent No.	Issue Date	Title
Joel Quaid	617,667 [Australia]	03/12/92	Open-Cell, Silicone-Elastomer Medical Implant And Method For Making
Joel Quaid	1,322,441 [Canada]	09/28/93	Open-Cell, Silicone-Elastomer Medical Implant And Method For Making

AND WHEREAS, INAMED CORPORATION, a Delaware corporation, having a place of business at 5540 Ekwill Street, Santa Barbara, California 93111 (together with any successors, legal representatives or assigns thereof, called ASSIGNEE herein) wants to acquire the entire right, title, and interest in and to said patents and reissue patent application.

NOW, THEREFORE, in consideration of certain monies paid and promised to be paid, ASSIGNOR has sold, assigned, transferred and set over, and does sell, assign, transfer and set over to ASSIGNEE the entire right, title, and interest in and to said patents and reissue patent application, and all divisions and continuations thereof, and all United States Letters Patents which may be granted thereon and all reissues, reexaminations and extensions of all said patents, and all priority rights under all available International

Agreements, Treaties and Conventions for the protection of intellectual property in its various forms in every participating country, and all applications for patents (including related rights such as utility-model registrations, inventor’s certificates, and the like) heretofore or hereafter filed for said improvements in the United States and in all foreign countries (including all continuations, divisions and substitutes thereof), and all patents (including all extensions, renewals, substitutes, and reissues thereof) granted for said improvements in all foreign countries and including all damages and the right to sue for past, present and future infringements of all such patents; and ASSIGNOR hereby authorizes and requests the United States Commissioner of Patents and Trademarks, and any officials of foreign countries whose duty it is to issue patents on applications as aforesaid, to issue all patents on said applications to ASSIGNEE in accordance with the terms of this Assignment;

AND ASSIGNOR HEREBY covenants that ASSIGNOR has the full right to convey the interest herein assigned, and that ASSIGNOR has not executed, and will not execute, any agreement in conflict herewith.

IN TESTIMONY WHEREOF, ASSIGNOR through its authorized officer hereunto set its hand this 12th day of October, 2000.

MEDICAL PRODUCTS DEVELOPMENT, INC.

By	/s/ Joel Quaid
	Name:	Joel Quaid
	Title:	President

STATE OF CALIFORNIA	)
COUNTY OF SANTA BARBARA	)

On October 12, 2000, before me, the undersigned, a notary public for the state, personally appeared Joel Quaid, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the entity upon behalf of which the person acted executed the instrument.

WITNESS my hand and official seal

[graphic]	/s/ Robert L. Westwick
Signature of Notary

THESE assignments are hereby accepted as of this 16 day of October, 2000.

INAMED CORPORATION

By	/s/ Ilan K. Reich
	Name:	Ilan K. Reich
	Title:	President and Co-Chief Executive Officer

STATE OF New York                                          )

COUNTY OF New York                                      )

On October 16, 2000, before me, the undersigned, a notary public for the state, personally appeared Ilan K. Reich, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the entity upon behalf of which the person acted executed the instrument.

WITNESS my hand and official seal

/s/ David E. Bamberger
Signature of Notary

[graphic]

EXHIBIT “A”

Portions of the exhibit marked by [***] have been redacted

PROMISSORY NOTE NO. 1

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Inamed Corporation and McGhan Medical Corporation (hereinafter collectively “Makers”) jointly and severally promise to pay to Medical Products Development, Inc. (hereinafter “Holder”) or Holder’s assignee(s), the principal sum of [***] Dollars [***], on or before January 1, 2001.

Any default in Makers' performance of any obligation created by this Note shall be deemed a default hereunder and under Makers’ Promissory Note No. 2 or Promissory Note No. 3, both dated October 16, 2000.  If Makers' default in the payment of any installments of principal and/or interest when due under this Note and Holder refers this Note to an attorney for collection or seeks legal advice following any default hereunder, or if any judicial or non-judicial action is instituted with respect to this Note and an attorney is employed by Holder to appear in any such action or proceedings, including without limitation proceedings: (i) for declaratory relief or for relief based on recession or cancellation of this note; (ii) initiated by or against Makers under the Federal Bankruptcy Provisions, laws or state insolvency laws; (iii) any creditors’ arrangement or other creditors’ proceedings initiated by or against Makers; (iv) in connection with any state or federal tax lien; (v) involving the appointment of a receiver; (vi) or any other proceeding of any nature whatsoever, Makers agrees to pay attorneys’ fees and all costs and expenses incurred by Holder with respect to any such proceedings or in the collection of the amounts due under this Note, including without limitation, (a) all fees for expert witnesses, appraisers, trustees, receivers, keepers, masters, and investigators, (b) all recording, publication, service of process, and filing fees, and (c) court and court reporter costs and the costs of any bonds, whether otherwise taxable or not in enforcing any judgment which may be obtained in such proceedings.

Makers expressly:

(a)           waive demand, presentment for payment, notice for nonpayment, grace, protest, notice of protest, notice of assertion of the indebtedness, and all other such notice in collecting this Note;

(b)           agree to any substitution, exchange, or release of any party or person primarily or secondarily liable hereon;

(c)           consent to all extensions, or rearrangements, or postponements of time or payment of this Note whether or not for a term or terms in excess of the original term hereof, and to any other indulgence with respect hereto without notice, consent or consideration to any of them;

(d)           waive any right Makers may have to require Holder to exercise Holder’s rights under the Note in any particular order, sequence, or combination; and

(e)           consent to Holder’s written assignment of all or any part of its rights under this Note to one or more assignees.

Should default be made in the timely payment of any installment of principal or interest required by this Note which is not cured within fifteen (15) days of that installment’s due date, then

Exhibit “B”

all principal and interest payments required by this Note and by Makers’ Promissory Note No. 2 and Promissory Note No. 3, both dated October 16, 2000, less any payments thereunder made by Makers to Holder, shall become immediately due and payable in full.  Principal and interest shall be payable in lawful money of the United States of America

The acceptance by Holder of any payment that is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of Holder’s rights or remedies at that time or at any subsequent time, without the express written consent of Holder.  This Note may be waived, changed, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.  A waiver by Holder or a failure to enforce any covenant or condition of this Note shall not operate as a waiver of any such covenant or condition or affect the right of Holder to exercise any right or remedy not expressly waived in writing.

The rights and obligations of Makers and all provisions hereof shall be governed by and construed in accordance with the laws of the State of California, notwithstanding any choice of law statute, principles or regulations to the contrary.

If any provision of this Note, or the application thereof to any circumstance, is found to be enforceable, invalid or illegal, such provision shall be deemed deleted from this Note or not applicable to such circumstance, as the case may be, and the remainder of this Note shall not be affected or impaired thereby.

Inamed Corporation

Dated: October 16, 2000	By:
Ilan K. Reich, its President and
Co-Chief Executive Officer

McGhan Medical Corporation

Dated: October 16, 2000	By:
Ilan K. Reich, its Vice President

Exhibit “B”

Portions of the exhibit marked by [***] have been redacted

PROMISSORY NOTE NO. 2

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Inamed Corporation and McGhan Medical Corporation (hereinafter collectively “Makers”) jointly and severally promise to pay to Medical Products Development, Inc. (hereinafter “Holder”) or Holder’s assignee(s), the principal sum of [***] Dollars [***], on or before April 1, 2001.

Any default in Makers’ performance of any obligation created by this Note shall be deemed a default hereunder and under Makers’ Promissory Note No. 1 and Promissory Note No. 3, both dated October 16, 2000.  If Makers’ default in the payment of any installments of principal and/or interest when due under this Note and Holder refers this Note to an attorney for collection or seeks legal advice following any default hereunder, or if any judicial or non-judicial action is instituted with respect to this Note and an attorney is employed by Holder to appear in any such action or proceedings, including without limitation proceedings: (i) for declaratory relief or for relief based on recission or cancellation of this note; (ii) initiated by or against Makers under the Federal Bankruptcy Provisions, laws or state insolvency laws; (iii) any creditors’ arrangement or other creditors’ proceedings initiated by or against Makers; (iv) in connection with any state or federal tax lien; (v) involving the appointment of a receiver; (vi) or any other proceeding of any nature whatsoever, Makers agrees to pay attorneys’ fees and all costs and expenses incurred by Holder with respect to any such proceedings or in the collection of the amounts due under this Note, including without limitation, (a) all fees for expert witnesses, appraisers, trustees, receivers, keepers, masters, and investigators, (b) all recording, publication, service of process, and filing fees, and (c) court and court reporter costs and the costs of any bonds, whether otherwise taxable or not in enforcing any judgment which may be obtained in such proceedings or on any appeal from such proceedings.

Makers expressly:

(a)           waive demand, presentment for payment, notice for nonpayment, grace, protest, notice of protest, notice of assertion of the indebtedness, and all other notice in collecting this Note;

(b)           agree to any substitution, exchange, or release of any party or person primarily or secondarily liable hereon;

(c)           consent to all extensions, or rearrangements, or postponements of time or payment of this Note whether or not for a term or terms in excess of the original term hereof, and to any other indulgence with respect hereto without notice, consent or consideration to any of them;

(d)           waive any right Makers may have to require Holder to exercise Holder’s rights under the Note in any particular order, sequence, or combination; and

(e)           consent to Holder’s written assignment of all or any part of its rights under this Note to one or more assignees.

Should default be made in the timely payment of any installment of principal or interest required by this Note or by Makers’ Promissory Note No. 1 or Promissory Note No. 3, both dated October 16, 2000, which is not cured within fifteen (15) days of that installment’s due date, then

Exhibit “C”

all principal and interest payments required by this Note and by Makers’ Promissory Note No. 1 and Promissory Note No. 3, less any payments thereunder made by Makers to Holder, shall become immediately due and payable in full.  Principal and interest shall be payable in lawful money of the United States of America.

The acceptance by Holder of any payment that is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of Holder’s rights or remedies at that time or at any subsequent time, without the express written consent of Holder.  This Note may be waived, changed, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.  A waiver by Holder or a failure to enforce any covenant or condition of this Note shall not operate as a waiver of any such covenant or condition or affect the right of Holder to exercise any right or remedy not expressly waived in writing.

The rights and obligations of Makers and all provisions hereof shall be governed by and construed in accordance with the laws of the State of California, notwithstanding any choice of law statute, principles or regulations to the contrary.

If any provision of this Note, or the application thereof to any circumstance, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Note or not applicable to such circumstance, as the case may be, and the remainder of this Note shall not be affected or impaired thereby.

Inamed Corporation

Dated: October 16, 2000	By:
Ilan K. Reich, its President and
Co-Chief Executive Officer

McGhan Medical Corporation

Dated: October 16, 2000	By:
Ilan K. Reich, its Vice President

Exhibit “C”

Portions of the exhibit marked by [***] have been redacted

PROMISSORY NOTE NO. 2A

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Inamed Corporation and McGhan Medical Corporation (hereinafter collectively “Makers”) jointly and severally promise to pay to Medical Products Development, Inc. (hereinafter “Holder”) or Holder’s assignee(s), the principal sum of [***] Dollars [***], on or before April 1, 2001.

Any default in Makers’ performance of any obligation created by this Note shall be deemed a default hereunder and under Makers’ Promissory Note No. 1, dated October 16, 2000, and Promissory Notes Nos. 2B and 3A, both dated March 28, 2001.  If Makers default in the payment of any portion of the principal when due under this Note and Holder refers this Note to an attorney for collection or seeks legal advice following any default hereunder, or if any judicial or non-judicial action is instituted with respect to this Note and an attorney is employed by Holder to appear in any such action or proceedings, including without limitation proceedings: (i) for declaratory relief or for relief based on recission or cancellation of this note; (ii) initiated by or against Makers under the Federal Bankruptcy Provisions, laws or state insolvency laws; (iii) any creditors’ arrangement or other creditors’ proceedings initiated by or against Makers; (iv) in connection with any state or federal tax lien; (v) involving the appointment of a receiver; (vi) or any other proceeding of any nature whatsoever, Makers agree to pay attorneys’ fees and all costs and expenses incurred by Holder with respect to any such proceedings or in the collection of the amounts due under this Note, including without limitation, (a) all fees for expert witnesses, appraisers, trustees, receivers, keepers, masters, and investigators, (b) all recording, publication, service of process and filing fees, and (c) court and court reporter costs and the costs of any bonds, whether otherwise taxable or not in enforcing any judgment which may be obtained in such proceedings or on any appeal from such proceedings.

Makers expressly:

(a)           waive demand, presentment for payment, notice for nonpayment, grace, protest, notice of protest, notice of assertion of the indebtedness, and all other notice in collecting this Note;

(b)           agree to any substitution, exchange, or release or any party or person primarily or secondarily liable hereon;

(c)           consent to all extensions, or rearrangements, or postponements of time or payment of this Note whether or not for a term or terms in excess of the original term hereof, and to any other indulgence with respect hereto without notice, consent or consideration to any of them;

(d)           waive any right Makers may have to require Holder to exercise Holder’s rights under the Note in any particular order, sequence, or combination; and

(e)           consent to Holder’s written assignment of all or any part of its rights under this Note to one or more assignees.

Should default be made in the timely payment of any installment of principal or interest required by this Note or by Makers’ Promissory Note No. 1, dated October 16, 2000, or by Promissory Notes Nos. 2B or 3A, both dated March 28, 2001, which is not cured within fifteen (15) days of that installment’s due date, then all principal and interest payments required by this Note and by Makers’ Promissory Note No. 1 and Promissory Notes Nos. 2B and 3A, less any payments thereunder made by Makers to Holder, shall become immediately due and payable in full.  Principal and interest shall be payable in lawful money of the United States of America.

The acceptance by Holder of any payment that is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of Holder’s rights or remedies at that time or at any subsequent time, without express written consent of Holder.  This Note may be waived, changed, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.  A waiver by Holder or a failure to enforce any covenant or condition of this Note shall not operate as a waiver of any such covenant or condition or affect the right of Holder to exercise any right or remedy not expressly waived in writing.

The rights and obligations of Makers and all provisions hereof shall be governed by an construed in accordance with the laws of the State of California, notwithstanding any choice of law statute, principles or regulations to the contrary.

If any provision of this Note, or the application thereof to any circumstance, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Note or not applicable to such circumstance, as the case may be, and the remainder of this Note shall not be affected or impaired thereby.

Inamed Corporation

Dated: March 28, 2001	By	/s/ DAVID E. BAMBERGER
David E. Bamberger, its General Counsel and Senior Vice President

McGhan Medical Corporation

Dated: March 28, 2001	By	/s/ DAVID E. BAMBERGER
David E. Bamberger, its Vice President

Portions of the exhibit marked by [***] have been redacted

PROMISSORY NOTE NO. 2B

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Inamed Corporation and McGhan Medical Corporation (hereinafter collectively “Makers”) jointly and severally promise to pay to Medical Products Development, Inc. (hereinafter "Holder”) or Holder’s assignee(s), the principal sum of [***] Dollars [***], together with interest accruing thereon beginning on April 1, 2001 at [***] percent [***] per annum, on or before August 1, 2001.

Any default in Makers’ performance of any obligation created by this Note or created by Makers’ Promissory Note No. 1, dated October 16, 2000, or Promissory Notes No. 2A or 3A, both dated March 28, 2001, shall be deemed a default hereunder. If Makers default in the payment of principal and/or interest when due under this Note and Holder refers this Note to an attorney for collection or seeks legal advice following any default hereunder, or if any judicial or non-judicial action is instituted with respect to this Note and an attorney is employed by Holder to appear in any such action or proceedings, including without limitation proceedings: (i) for declaratory relief or for relief based on rescission or cancellation of this note; (ii) initiated by or against Makers under the Federal Bankruptcy Provisions, laws or state insolvency laws; (iii) any creditors’ arrangement or other creditors’ proceedings initiated by or against Makers; (iv) in connection with any state or federal tax lien; (v) involving the appointment of a receiver; (vi) or any other proceeding of any nature whatsoever, Makers agree to pay attorneys’ fees and all costs and expenses incurred by Holder with respect to any such proceedings or in the collection of the amounts due under this Note, including without limitation, (a) all fees for expert witnesses, appraisers, trustees, receivers, keepers, masters, and investigators, (b) all recording, publication, service of process and filing fees, and (c) court and court reporter costs and the costs of any bonds, whether otherwise taxable or not in enforcing any judgment which may be obtained in such proceedings or on any appeal from such proceedings.

Makers expressly:

(a)           waive demand, presentment for payment, notice for nonpayment, grace, protest, notice of protest, notice of assertion of the indebtedness, and all other notice in collecting this Note;

(b)           agree to any substitution, exchange, or release or any party or person primarily or secondarily liable hereon;

(c)           consent to all extensions, or rearrangements, or postponements of time or payment of this Note whether or not for a term or terms in excess of the original term hereof, and to any other indulgence with respect hereto without notice, consent or consideration to any of them;

(d)           waive any right Makers may have to require Holder to exercise Holder’s rights under the Note in any particular order, sequence, or combination; and

(e)           consent to Holder’s written assignment of all or any part of its rights under this Note to one or more assignees.

Should default be made in the timely payment of any installment of principal or interest required by this Note or by Makers’ Promissory Note No. 1, dated October 16, 2000, or Promissory Notes Nos. 2A or 3A, both dated March 28,2001, which is not cured within fifteen (15) days of that due date, then all principal and interest payments required by this Note and by Makers’ Promissory Note No.1, dated October 16, 2000, or Promissory Notes Nos. 2A and 3A, less any payments thereunder made by Makers to Holder, shall become immediately due and payable in full. Principal and interest shall be payable in lawful money of the United States of America.

The acceptance by Holder of any payment that is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of Holder’s rights or remedies at that time or at any subsequent time, without express written consent of Holder. This Note may be waived, changed, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. A waiver by Holder or a failure to enforce any covenant or condition of this Note shall not operate as a waiver of any such covenant or condition or affect the right of Holder to exercise any right or remedy not expressly waived in writing.

The rights and obligations of Makers and all provisions hereof shall be governed by and construed in accordance with laws of the State of California, notwithstanding any choice of law statute, principles or regulations to the contrary.

Holder and Makers believe that the usury laws are not applicable to the obligations of this Note. Nevertheless, if it is finally determined that the interest rate specified by this Note is unlawful, then the interest rate payable by Makers shall be the highest rate allowed by law and the portion of any interest paid that exceeds the lawful maximum rate shall be deemed a payment of principal. If all principal and lawful interest due Holder under this Note has been paid, then such excess portion shall be refunded to the Makers.

In any provision of this Note, or the application thereof to any circumstance, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Note or not applicable to such circumstance, as the case may be, and the remainder of this Note shall not be affected or impaired thereby.

Inamed Corporation

Dated: March 28, 2001	By	/s/ DAVID E. BAMBERGER
David E. Bamberger, its General Counsel and Senior Vice President

McGhan Medical Corporation

Dated: March 28, 2001	By	/s/ DAVID E. BAMBERGER
David E. Bamberger, its Vice President

Portions of the exhibit marked by [***] have been redacted

PROMISSORY NOTE NO.3

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Inamed Corporation and McGhan Medical Corporation (Hereinafter collectively “Makers”) jointly and severally promise to pay to Medical Products Development, Inc. (hereinafter “Holder”) or  Holder’s assignee(s), the principal sum of [***] Dollars [***], with interest accruing thereon beginning on October 16, 2000 at [***] percent [***] per annum, as follows: A first installment of principal of [***] [***], plus all interest then accrued under this Note, on or before January 1, 2002, a second installment of principal of [***] Dollars [***], plus all interest then accrued under this Note, on or before January 1, 2003, and a third installment of the remaining principal of [***] Dollars [***], plus all interest then accrued under this Note, on or before January 1, 2004.

Any default in Makers’ performance of any obligation created by this Note or created by Makers’ Promissory Note No. 1 or Promissory  Note No. 2, both dated October 16, 2000, shall be deemed a default hereunder. If Makers’ default in the payment of any installments of principal and/or interest when due under this Note and Holder refers this Note to an attorney for collection on seeks legal advice following any default hereunder, or if any judicial or non-judicial action is instituted with respect to this Note and an attorney is employed by Holder to appear in any such action or  proceedings, including without limitation proceedings: (i) for declaratory relief or for relief based on rescission or cancellation of this note; (ii) initiated by or against Makers under the Federal Bankruptcy Provisions, laws or state insolvency laws; (iii) any creditors’ arrangement or other creditors’ proceedings initiated by or against Makers; (iv) in connection with any state or federal tax lien; (v) involving the appointment of a receiver; (vi) or any other proceeding of any nature whatsoever, Makers agrees to pay attorneys’ fees and all costs and expenses incurred by Holder with respect to any such proceedings or in the collection of the amounts due under this Note, including without limitation, (a) all fees for expert witnesses, appraisers, trustees, receivers, keepers, masters, and investigators, (b) all recording, publication, service of process, and filing fees, and (c) court and court reporter costs and the costs of any bonds, whether otherwise taxable or not in enforcing any judgment which may be obtained in such proceedings or on any appeal from such proceedings.

Makers expressly:

(a)           waive demand, presentment for payment, notice for nonpayment, grace, protest, notice of protest, notice of assertion of the indebtedness, and all other notice in collecting this Note;

(b)           agree to any substitution, exchange, or release of any party or person primarily or secondarily liable hereon;

(c)           consent to all extensions, or rearrangements, or postponements of time or payment of this Note whether or not for a term or terms in excess of the original term hereof, and to any other indulgence with respect hereto without notice, consent or consideration to any of them;

(d)           waive any right Makers may have to require Holder to exercise Holder’s rights under the Note in any particular order, sequence, or combination; and

Exhibit “D”

(e)           consent to Holder’s written assignment of all or any part of its rights under this Note to one or more assignees.

Should default be made in the timely payment of any installment of principal or interest required by this Note or by Makers’ Promissory Note No. 1 or Promissory Note No. 2, both dated October 16, 2000, which is not cured within fifteen (15) days of that installment’s due date, then all principal and interest payments required by this Note and by said Promissory Note No. 1 and Promissory Note No. 2, less any payments thereunder made by Makers to Holder, shall become immediately due and payable in full.  Principal and interest shall be payable in lawful money of the United States of America.

The acceptance by Holder of any payment that is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of Holder’s rights or remedies at that time or at any subsequent time, without the express written consent of Holder.  This Note may be waived, changed, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, charge, modification or discharge is sought.  A waiver by Holder or a failure to enforce any convenant or condition of this Note shall not operate as a waiver of any such convenant or condition or affect the right of the Holder to exercise any right or remedy not expressly waived in writing.

The rights and obligations of Makers and all provisions hereof shall be governed by and construed in accordance with the laws of the State of California, notwithstanding any choice of law statute, principles or regulations to the contrary.

If any provision of this Note, or the application thereof to any circumstance, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Note or not applicable to such circumstance, as the case may be, and the remainder of this Note shall not be affected or impaired thereby.

Inamed Corporation

Dated: October 16, 2000	By:
Ilan K. Reich, its President and
Co-Chief Executive Officer

McGhan Medical Corporation

Dated: October 16, 2000	By:
Ilan K. Reich, its Vice President

JLO IRV1039220.1-*-10/11/00 4:18 PM

Exhibit “D”

Portions of the exhibit marked by [***] have been redacted

PROMISSORY NOTE NO. 3A

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Inamed Corporation and McGhan Medical Corporation (hereinafter collectively “Makers”) jointly and severally promise to pay to Medical Products Development, Inc., (hereinafter “Holder”) or Holder’s assignee(s), the principal sum of [***] Dollars [***], with interest accruing thereon beginning on October 16, 2000 at [***] percent [***] per annum, as follows: A first installment of principal of [***] [***], plus all interest then accrued under this Note, on or before January 1, 2002, a second installment of principal of [***] Dollars [***], plus all interest then accrued under this Note, on or before January 1, 2003, and a third installment of the remaining principal of [***] Dollars [***], plus all interest then accrued under this Note, on or before January 1, 2004.

Any default in Makers’ performance of obligation created by this Note or created by Makers’ Promissory Note No. 1, dated October 16, 2000, or Promissory Notes Nos. 2A or 2B, both dated March 28, 2001, shall be deemed a default hereunder.  If Makers’ default in the payment of any installments of principal and/or interest when due under this Note and Holder refers this Note to an attorney for collection or seeks legal advice following any default hereunder, or if any judicial or non-judicial action is instituted with respect to this Note and an attorney is employed by Holder to appear in any such action or proceedings, including without limitation proceedings: (i) for declaratory relief or for relief based on recission or cancellation of this note; (ii) initiated by or against Makers under the Federal Bankruptcy Provisions, laws or state insolvency laws; (iii) any creditors’ arrangement or other creditors’ proceedings initiated by or against Makers; (iv) in connection with any state or federal tax lien; (v) involving the appointment of a receiver; (vi) or any other proceeding of any nature whatsoever, Makers agree to pay attorney’s fees and all costs and expenses incurred by Holder with respect to any proceedings or in the collection of the amounts due under this Note, including without limitation, (a) all fees for expert witnesses, appraisers, trustees, receivers, keepers, masters, and investigators, (b) all recording, publication, service of process and filing fees, and (c) court and court reporter costs and the costs of any bonds, whether otherwise taxable or not in enforcing any judgment which may be obtained in such proceedings or on any appeal from such proceedings.

Makers expressly:

                (a)           waive demand, presentment for payment, notice for nonpayment, grace, protest, notice of protest, notice of assertion of the indebtedness, and all other notice in collecting this Note;

                (b)           agree to any substitution, exchange, or release or any party or person primarily or secondarily liable hereon;

                (c)           consent to all extensions, or rearrangements, or postponements of time or payment of this Note whether or not for a term or terms in excess of the original term hereof, and to any other indulgence with respect hereto without notice, consent or consideration to any of them;

                (d)           waive any right Makers may have to require Holder to exercise Holder’s rights under the Note in any particular order, sequence, or combination; and

                (e)           consent to Holder’s written assignment of all or any part of its rights under this Note to one ore more assignees.

Should default be made in the timely payment of any installment of principal or interest required by this Note or by Makers’ Promissory Note No. 1, dated October 16, 2000, or Promissory Notes Nos. 2A or 2B, both dated March 28, 2001, which is not cured within fifteen (15) days of that installment’s due date, then all principal and interest payments required by this Note and by Makers’ Promissory Note No. 1, Promissory Note No. 2A and Promissory Note No. 2B, less any payments thereunder made by Makers to Holder, shall become immediately due and payable in full.  Principal and interest shall be payable in lawful money of the United States of America.

The acceptance by Holder of any payment that is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of Holder’s rights or remedies at that time or at any subsequent time, without express written consent of Holder.  This Note may be waived, changed, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, charge, modification or discharge is sought.  A waiver by Holder or a failure to enforce any convenant or condition of this Note shall not operate as a waiver of any such convenant or condition or affect the right of Holder to exercise any right or remedy not expressly waived in writing.

The rights and obligations of Makers and all provisions hereof shall be governed by an construed in accordance with the laws of the State of California, notwithstanding any choice of law statute, principles or regulations to the contrary.

Holder and Makers believe that the usury laws are not applicable to the obligations of this Note.  Nevertheless, if it is finally determined that the interest rate specified by this Note is unlawful, then the interest rate payable by Makers shall be the highest rate allowed by law and the portion of any interest paid that exceeds the lawful maximum rate shall be deemed a payment of principal.  If all principal and lawful interest due Holder under this Note has been paid, then such excess portion shall be refunded to the Makers.

If any provision of this Note, or the application thereof to any circumstance, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Note or not applicable to such circumstance, as the case may be, and the remainder of this Note shall not be affected or impaired thereby.

Inamed Corporation

Dated: March 28, 2001	By	/s/ David E. Bamberger
David E. Bamberger, its General Counsel and Senior Vice President

McGhan Medical Corporation

Dated: March 28, 2001	By	/s/ David E. Bamberger
David E. Bamberger, its Vice President

THEODORE A. PIANKO, State Bar No. 94,662

GARY DUKARICH, State Bar No. 188,561

JOEL A. KAUTH, State Bar No. 186,554

CHRISTIE, PARKER & HALE, LLP

5 Park Plaza, Suite 1440

Irvine, California 92614-8531

Telephone: (949) 476-0757

Facsimile: (949) 476-8640

PETER J. REITAN, State Bar No. 177,352

CHRISTIE, PARKER & HALE, LLP

350 West Colorado Boulevard, Suite 500

Post Office Box 7068

Pasadena, California 91109-7068

Telephone: (626) 795-9900

Facsimile: (626) 577-8800

Attorneys for Plaintiff

Medical Products Development, Inc.

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

Medical Products Development, Inc.,	)	Case No. 99-00053 JSL (CWx)
)
Plaintiff,	)	STIPULATION FOR DISMISSAL
vs.	)	WITHOUT PREJUDICE AND
	)	ORDER THEREON
McGhan Medical Corporation,	)
Defendant.	)
)
)
)
)
)
)
)
)

Plaintiff Medical Products Development, Inc. and Defendant McGhan Medical Corporation hereby stipulate to the dismissal without prejudice of the above-referenced action, each party to bear its own costs and fees, except that the Court is respectfully requested to retain jurisdiction to enforce the parties’

Exhibit “E”

Assignment Agreement dated as of October 16, 2000, and the rights and obligations created thereunder.

Respectfully submitted,

Dated: October , 2000
CHRISTIE, PARKER & HALE, LLP

By:
Theodore A. Pianko

Attorney for Plaintiff
MEDICAL PRODUCTS DEVELOPMENT, INC.

Dated: October , 2000
MILLBANK, TWEED, HADLEY & MCCLOY, LLP
—AND—
IRELL & MANELLA, LLP

By:
Christopher Chalsen

Attorneys for Defendant
McGHAN MEDICAL CORPORATION

ORDER

IT IS SO ORDERED.

Dated:
United States District Judge

Exhibit “E”

Portions of the exhibit marked by [***] have been redacted

Amendment to Assignment Agreement

This Amendment to the Assignment Agreement dated as of October 16, 2000 is made and entered into as of this 27th day of March, 2001, by and between MEDICAL PRODUCTS DEVELOPMENT, INC. (“MPDI”), having its principal place of business at 915 San Antonio Creek Road, Santa Barbara, California 93111, INAMED CORPORATION (“INAMED”), having its principal place of business at 5540 Ekwill Street, Santa Barbara, California 93111, and McGHAN MEDICAL CORPORATION (“MMC”), having its principal place of business at 700 Ward Drive, Santa Barbara, California 93111.

WHEREAS, the parties hereto wish to make an amendment to the timing of certain payments to MPDI called for in Section 3.0 of the Assignment Agreement;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, MPDI, INAMED and MMC agree as follows:

A.            On or before March 28, 2001, INAMED and MMC will execute and deliver to MPDI three promissory notes in the respective principal amounts of (a) [***] Dollars [***], (b) [***] Dollars [***], and (c) [***] Dollars [***] in the forms and substances attached thereto as Exhibits “1”, “2”, and “3”.

B.            If INAMED and MMC fail to timely make to MPDI or its assignees any of the payments due on any of the promissory notes described in section A above, and if such failure is not cured within 15 days of the date such payment was due, all payments due to MPDI pursuant to said promissory notes will be accelerated to become immediately due and payable in full, less any payments previously made pursuant to said promissory notes by INAMED to MPDI or its assignee(s).

C.            On delivery to MPDI of the executed promissory notes described in Section A above, Promissory Notes Nos. 2 and 3, dated October 16, 2000, which were executed by INAMED and MMC and delivered to MPDI pursuant to Section 3.2 of the Assignment Agreement, shall be cancelled and be of no further force or effect.

1043451-1

IN WITNESS WHEREOF, the parties represent that they have read and understand the terms of this Agreement and had the opportunity to consult with their respective counsel regarding this Agreement, and hereby give their consent without reservation to the terms contained herein.

Medical Products Development, Inc.

By	/s/ Joel Quaid
Joel Quaid, its President

Inamed Corporation

By	/s/ David E. Bamberger 3/22/01
David E. Bamberger, its General Counsel and Senior Vice President

McGhan Medical Corporation

By	/s/ David E. Bamberger 3/22/01
David E. Bamberger, Vice President